UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa	001-34700	42-0935283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 9, 2014, Casey’s General Stores, Inc. (the “Company”) hosted an “Analyst Day” at the Corporate Headquarters. Copies of the prepared remarks of Robert J. Myers, Chief Executive Officer, and the presentation slides are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: July 9, 2014	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Prepared remarks of Robert J. Myers, Chief Executive Officer for Analyst Day presentation on July 9, 2014.

99.2	Presentation slides.